APPLESEED FUND

Supplement to Prospectus dated November 21, 2006

Supplement dated January 26, 2007

The section “Management of the Fund – Portfolio Managers” on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio managers work closely with all members of the adviser’s research team and are jointly responsible for making the investment decisions for the Fund. A majority of the portfolio managers must approve the purchase of any new portfolio companies and the sale of existing portfolio companies.

Ronald Strauss, CFA – President of the adviser. Ronald is jointly responsible for the day-to-day management of the Fund’s portfolio and for following several portfolio companies in the Fund. As President of the adviser, Ronald is also responsible for managing the firm, for overseeing its research and investment process, and for managing separate account portfolios unrelated to the Fund.

Ronald began his career in the securities industry over 35 years ago as an analyst in Montgomery Ward’s Corporate Research Department in 1965, and in 1967 he was promoted to Project Manager. In 1969, Ronald joined Mesirow and Co. as a registered representative and subsequently became a security analyst. He received the Chartered Financial Analyst (CFA) designation in 1973 and he became Director of Research and General Partner of Mesirow in 1974. In 1978, he joined William Blair & Company as a Securities Analyst and in 1980 was made a General Partner. In 1996, he formed Ardmore Partners, an investment advisory firm with $40 million under management at its peak, and jointly managed Sirius Partners, an investment partnership with $300 million under management. He received a BS in history from the University of Wisconsin in 1961 and an MBA from New York University in 1965.

Adam Strauss, CFA – Senior Vice President of the adviser. Adam is jointly responsible for the day-to-day management of the Fund’s portfolio and for following several portfolio companies in the Fund. Adam also manages separate account portfolios unrelated to the Fund.

Prior to joining the adviser in 2004, Adam worked in several operating roles, as Sr. Vice President of Corporate Development at EquipNet, Inc. (2000-2004) and as VP of Business Development at Frontier Natural Brands (1997-2000). Adam began his career as a management consultant, at Gemini Consulting (1992-1994) and, prior to that, at Andersen Consulting (1991-1992). Adam earned a BA from Stanford University in 1991 and an MBA from the Stanford Graduate School of Business in 1997. He was awarded the Chartered Financial Analyst (CFA) designation in 2006.

Rick Singer, CFA – Senior Vice President of the adviser and is a member of the adviser’s research team. Rick is responsible for following several portfolio companies in the Fund. Rick also manages separate account portfolios unrelated to the Fund.

Rick began his career in the securities industry in the investment departments of The Northern Trust Company and Chicago Title and Trust in 1968. Prior to co-founding the adviser, Rick was Vice President-Investments of Mesirow and Co., where he also served as research analyst and investment executive, from 1972 to 1989. Rick was awarded the Chartered Financial Analyst (CFA) designation in 1977. He received a B.S. in Economics from the University of Illinois in 1966 and an MBA from the University of California – Los Angeles in 1968.

Bill Pekin, CFA – Senior Vice President of the adviser and is a member of the adviser’s research team. Bill is responsible for following several portfolio companies in the Fund. Bill also manages separate account portfolios unrelated to the Fund.

Prior to joining the adviser in 2001, Bill worked in the investment banking division of Credit Suisse First Boston in Chicago. Prior to this position he was an investment banker and high yield/high grade research analyst at Donaldson, Lufkin & Jenrette in New York. Bill began his career at MetLife Investment Management Corp. in 1993. Bill earned a BA from Haverford College and an MBA from the Wharton School of the University of Pennsylvania in 2000. He was awarded the Chartered Financial Analyst (CFA) designation in 2003.

Joshua Strauss, CFA – Senior Vice President of the adviser and is a member of the adviser’s research team. Joshua is responsible for following several portfolio companies in the Fund. Joshua also manages separate account portfolios unrelated to the Fund.

Joshua joined the adviser in 2004 as an Analyst and Portfolio Manager. Previous to joining the adviser, Josh acted in an operational capacity as Director of Business Development at Color Kinetics Incorporated (2000-2004). He began his career as an Analyst at Shearman & Sterling (1995-1998) and, prior to that, at Markowitz & McNaughton (1994-1995). Joshua earned a B.A. in Foreign Affairs from the University of Virginia in 1994 and an MBA from the Stephen M. Ross School of Business at the University of Michigan in 2000. He was awarded the Chartered Financial Analyst (CFA) designation in 2006.

* * * * * *

This supplement and the Prospectus dated November 21, 2006 provide information that a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated November 21, 2006 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 470-1029.